Exhibit 10.40

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF

THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT No. 2

This Amendment No. 2 (the “Amendment”) to the Agreement dated 1 September 2006 by and between

(1)	ASTRAZENECA AB, a company incorporated in Sweden under no. 556011-7482 with offices at S-151 85 Södertälje, Sweden (“AstraZeneca”); and

(2)	DYNAVAX TECHNOLOGIES CORPORATION, a Delaware corporation with offices at 2929 Seventh Street, Suite 100, Berkeley CA 94710-2753, USA (“Dynavax”)

(the “Agreement”) is made effective as of the 3 day of February 2009 (the “Amendment Effective Date”).

Recitals

WHEREAS, the Parties desire to amend, modify and restate certain terms and conditions of the Agreement.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1	Definitions

Any capitalized term not separately defined in this Amendment shall have the meaning ascribed to it in the Agreement.

2	Modifications

Both Parties wishes mutually to extend the Research Term until July 1, 2010. The number of FTEs during the Research term shall be a maximum [*] FTEs per year. The FTE rate shall be [*] for all FTEs provided by Dynavax for the screening and characterization of [*], during the Research Term, as extended. The FTE rate shall be [*] for FTE efforts provided by Dynavax other than in support of the [*] effort.

3	Amendment Effective Date

This Amendment shall become effective on the Amendment Effective Date.

4	Entire Agreement

This Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of the Agreement. The Agreement together with this Amendment supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreement, as amended. Each Party confirms that it is not relying on any representations, warranties or covenants of the other Party except as specifically set out in the Agreement as amended. Nothing in this Amendment is intended to limit or exclude any liability for fraud. The Parties hereby agree that subject to the modifications specifically stated in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

Execution

THIS AGREEMENT IS EXECUTED by the authorised representatives of the Parties as of the date first written above.

SIGNED for and on behalf of AstraZeneca AB (publ)		SIGNED for and on behalf of Dynavax Technologies Corporation

/s/ Jan M. Lundberg		/s/ Dino Dina
Signature		Signature

Name:	Jan Lundberg	Name:	Dino Dina
Title:	Authorised Signatory	Title:	CEO

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.